UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

ITEM 1.            REPORT TO STOCKHOLDERS

JULY 31, 2007

Annual Report
to Shareholders

DWS Target 2010 Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the fund's prospectus for more details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/07
	1-Year	3-Year	5-Year	10-Year
DWS Target 2010 Fund	6.77%	4.34%	4.98%	5.65%
S&P 500® Index+	16.13%	11.76%	11.81%	5.98%
Lehman Brothers US Government Bond Index++	5.80%	3.79%	3.93%	5.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/07	$ 8.88
7/31/06	$ 9.05
Distribution Information: Twelve Months as of 7/31/07: Income Dividends	$ .22
Capital Gain Distributions	$ .55
Lipper Rankings — Mixed-Asset Target 2010 Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	113	of	116	97
3-Year	43	of	44	96
5-Year	16	of	16	95
10-Year	4	of	6	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2010 Fund [] S&P 500 Index+ [] Lehman Brothers US Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/07
		1-Year	3-Year	5-Year	10-Year
DWS Target 2010 Fund	Growth of $10,000	$10,144	$10,792	$12,112	$16,464
	Average annual total return	1.44%	2.57%	3.91%	5.11%
S&P 500 Index+	Growth of $10,000	$11,613	$13,958	$17,478	$17,868
	Average annual total return	16.13%	11.76%	11.81%	5.98%
Lehman Brothers US Government Bond Index++	Growth of $10,000	$10,580	$11,181	$12,128	$17,418
	Average annual total return	5.80%	3.79%	3.93%	5.71%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers US Government Bond Index is an unmanaged, market-value-weighted index of US Treasury and government agency, securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return
Beginning Account Value 2/1/07	$ 1,000.00
Ending Account Value 7/31/07	$ 1,017.20
Expenses Paid per $1,000*	$ 5.75
Hypothetical 5% Fund Return
Beginning Account Value 2/1/07	$ 1,000.00
Ending Account Value 7/31/07	$ 1,019.09
Expenses Paid per $1,000*	$ 5.76
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Target 2010 Fund	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Target 2010 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Target 2010 Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Ohn Choe

Analyst of Deutsche Asset Management and Portfolio Manager of the fund.

Portfolio Manager Associate specializing in Mortgage Backed Securities: New York.

Joined Deutsche Asset Management in 2005.

BSBA, Georgetown University.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Lead portfolio manager for Asset Allocation strategies: New York.

Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.

Joined the fund in 2007.

BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

In the following interview, the portfolio management team discusses the market environment, fund performance and their strategy in managing DWS Target 2010 Fund during the annual period ended July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US bond market perform during the fund's 12-month reporting period?

A: US Treasuries provided a positive total return for the annual period, but this masks the exceptionally high level of underlying volatility in the market. The year began on a positive note, with US Treasury yields declining steadily from the beginning of August through the end of November. (Falling yields reflect rising prices, and vice versa.) During this time, the market's strong performance reflected the notion that the US economy was experiencing a "soft landing" — in other words, a controlled moderation of growth following the end of the US Federal Reserve Board's (the Fed's) long series of interest rate hikes.

Beginning in December, however, a string of better-than-expected economic numbers indicated that growth was stronger than market participants had thought. The outcome resulted in diminishing hopes that the Fed would enact another rate cut in the first half of the year, and this led to an increase in Treasury yields. The environment shifted once again in late January, when incoming economic data began to indicate that growth was in fact moderating. Market sentiment improved as a result, leading to a rally that lasted through mid-March.

At this juncture, the bond market entered a period of rising volatility. Yields spiked — and prices plunged — as a series of strong economic numbers from around the world seemed to suggest that the global economy had not slowed enough to keep inflation in check. The resulting fears that the Fed might be forced to resume raising interest rates sparked a surge in the 10-year Treasury yield from 4.49% to 5.25% during the interval from March 13 to June 12, a remarkable move for such a short period of time. The market recovered in the final weeks of the annual period, however, as concerns about the US housing recession and rising defaults in the subprime mortgage market created a heightened sense of risk aversion and a resulting "flight to quality" into Treasuries.

For the full year, the yield of the 10-year note moved from 4.99% to 4.77%, while the two-year yield fell from 4.97% to 4.56%.

Q: What were the key factors driving the performance of the US stock market?

A: US equities delivered a strong performance during the fund's annual reporting period. Stock prices were bolstered by a backdrop of robust global growth and better-than-expected corporate profits. Another important factor in the market's positive performance was the frantic buying activity by private equity firms, which purchase the stock of public companies at a premium in order to take them private. Also aiding the supply-and-demand equation was the continued flurry of stock buybacks by US corporations. In combination, these factors helped the market overcome concerns about the soft housing market, subprime weakness and the periodic shifts in the outlook for growth.

Q: How did the fund perform?

A: DWS Target 2010 Fund produced a total return of 6.77% during the 12 months ended July 31, 2007. The fund, which invests in both stocks and bonds, held weightings of 25% and 75%, respectively, in the two asset classes as of July 31, 2007. The fund's stock benchmark is the Standard & Poor's 500® (S&P 500) Index, which posted a total return of 16.13% during the annual period.1 The fund's bond benchmark is the Lehman Brothers US Government Bond Index, which returned 5.80% for the same period.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major indices.
2 The Lehman Brothers US Government Bond Index is an unmanaged, market-value- weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: The current team assumed the fund's management duties on January 22, 2007. With the switch in management came a change in strategy, as well as a realignment of the fund's portfolio.

In the time period since the semiannual report for January 2007, our stock picks underperformed the broader market. Our underperformance was most pronounced in the technology hardware/equipment industry, where a position in Lexmark International, Inc. detracted significantly from returns. Also weighing on relative performance was a non-holding in Apple, Inc., a benchmark component that returned over 50% from January 22 through July 31 on the strength of soaring expectations for the iPhone. The software/services and consumer durables/apparel industries were also notable sources of underperformance. On the positive side, we made a significant contribution through stock selection in the materials sector, where the fund's holdings far outpaced the return of the materials stocks in the benchmark. Leading contributors here included Southern Copper Corp.* and the chemical companies Lyondell Chemical Co. and Celanese Corp.

* As of July 31, 2007, the position was sold.

How do you manage the equity portion of the portfolio?

"Our goal is to construct an equity portfolio with risk characteristics that are similar to that of the benchmark, but with a higher consistency of outperformance than traditionally managed funds. To this end, we employ a quantitative strategy that is based on the philosophy that an objective, systematic and disciplined investment process can consistently add value through individual stock selection. We believe all stocks have an intrinsic value, but that their market prices will deviate from this level over time. We think that the best way to identify this intrinsic value is through a strict quantitative peer group comparison that takes into account both value and growth characteristics. We also believe the portfolio's risk-adjusted performance can be made more consistent through our focus on diversification and our avoidance of making 'bets' on sectors, investment styles or market capitalizations. In this way, we seek to minimize subjective judgment by utilizing comprehensive data analysis to support our investment decisions."

Portfolio Manager Robert Wang

Q: How did the fund's investments in fixed-income securities affect performance?

A: The fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.3 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to overall market volatility. This is particularly true for longer-maturity STRIPS. As the maturity date draws closer, the dominant contribution to price performance is the gradual appreciation to par value.

3 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

As the November 15, 2010 maturity date of the fund and its underlying STRIPS position approaches, the performance of the fixed-income portion of the portfolio continues to be dominated by the accretion of the STRIPS' price toward its par value. The price of this security moved from $81.49 to $86.38, a return of roughly 6% for the annual period. The short duration — or lower interest rate sensitivity — of the STRIPS instrument helped insulate it from the market's volatility during the annual period.

As the fund moves closer to its maturity date, we will continue to manage the portfolio in a conservative fashion by investing in STRIPS and high-quality US equities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/07	7/31/06

Government & Agency Obligations	75%	74%
Common Stocks	25%	24%
Exchange Traded Funds	—	1%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/07	7/31/06

Financials	17%	23%
Information Technology	16%	14%
Health Care	13%	13%
Industrials	13%	11%
Energy	12%	10%
Consumer Discretionary	11%	8%
Consumer Staples	6%	10%
Telecommunication Services	5%	4%
Materials	4%	3%
Utilities	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2007 (6.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.9%
2. Microsoft Corp. Developer of computer software	0.8%
3. Bank of America Corp. Provider of commercial banking services	0.7%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.6%
5. JPMorgan Chase & Co. Provider of global financial services	0.6%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.6%
7. Verizon Communications, Inc. Provider of advanced communication and information technology services	0.6%
8. Boeing Co. Manufacturer of jet airplaines	0.5%
9. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	0.5%
10. Abbott Laboratories Developer of health care products	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Shares	Value ($)

Common Stocks 25.3%
Consumer Discretionary 2.8%
Auto Components 0.0%
TRW Automotive Holdings Corp.*	600	19,722
Hotels Restaurants & Leisure 0.6%
Brinker International, Inc.	1,100	29,634
Darden Restaurants, Inc.	1,500	63,855
McDonald's Corp.	1,530	73,241
Yum! Brands, Inc.	2,900	92,916
		259,646
Household Durables 0.2%
Centex Corp.	1,000	37,310
NVR, Inc.*	100	57,848
		95,158
Media 0.8%
McGraw-Hill Companies, Inc.	2,810	170,005
Regal Entertainment Group "A"	600	12,834
The DIRECTV Group, Inc.*	6,700	150,147
		332,986
Multiline Retail 0.5%
Big Lots, Inc.*	500	12,930
Dollar Tree Stores, Inc.*	1,000	38,260
Family Dollar Stores, Inc.	2,000	59,240
Macy's, Inc.	1,900	68,533
Target Corp.	400	24,228
		203,191
Specialty Retail 0.5%
American Eagle Outfitters, Inc.	3,300	80,058
AutoZone, Inc.*	600	76,086
Dick's Sporting Goods, Inc.*	1,400	78,722
		234,866
Textiles, Apparel & Luxury Goods 0.2%
Polo Ralph Lauren Corp.	900	80,415
Consumer Staples 1.6%
Beverages 0.2%
Coca-Cola Enterprises, Inc.	2,800	63,448
PepsiCo, Inc.	400	26,248
		89,696
Food & Staples Retailing 0.2%
Kroger Co.	1,900	49,324
Safeway, Inc.	1,300	41,431
		90,755
Food Products 0.5%
Dean Foods Co.	1,200	34,524
General Mills, Inc.	2,500	139,050
Kellogg Co.	700	36,267
The J.M. Smucker Co.	300	16,743
		226,584
Household Products 0.4%
Colgate-Palmolive Co.	2,300	151,800
Energizer Holdings, Inc.*	100	10,090
Kimberly-Clark Corp.	200	13,454
		175,344
Personal Products 0.0%
Estee Lauder Companies, Inc. "A"	300	13,506
Tobacco 0.3%
Altria Group, Inc.	1,440	95,717
Loews Corp. — Carolina Group	300	22,737
		118,454
Energy 3.1%
Energy Equipment & Services 0.6%
Global Industries Ltd.*	2,300	59,570
Noble Corp.	100	10,246
Patterson-UTI Energy, Inc.	1,700	38,930
Tidewater, Inc.	1,500	102,630
Transocean, Inc.*	300	32,235
Unit Corp.*	700	38,542
		282,153
Oil, Gas & Consumable Fuels 2.5%
Chesapeake Energy Corp.	2,300	78,292
Chevron Corp.	3,000	255,780
Devon Energy Corp.	2,000	149,220
ExxonMobil Corp.	4,666	397,217
Frontier Oil Corp.	900	34,857
Marathon Oil Corp.	2,200	121,440
Sunoco, Inc.	900	60,048
		1,096,854
Financials 4.4%
Capital Markets 1.3%
Merrill Lynch & Co., Inc.	2,600	192,920
Morgan Stanley	2,920	186,500
The Goldman Sachs Group, Inc.	1,070	201,524
		580,944
Commercial Banks 0.5%
US Bancorp.	700	20,965
Wachovia Corp.	1,600	75,536
Wells Fargo & Co.	3,440	116,169
		212,670
Diversified Financial Services 1.4%
Bank of America Corp.	6,510	308,704
Citigroup, Inc.	300	13,971
JPMorgan Chase & Co.	6,200	272,862
		595,537
Insurance 0.8%
ACE Ltd.	400	23,088
Arch Capital Group Ltd.*	200	13,932
Genworth Financial, Inc. "A"	2,800	85,456
Hartford Financial Services Group, Inc.	200	18,374
MetLife, Inc.	2,280	137,302
RenaissanceRe Holdings Ltd.	200	11,500
W.R. Berkley Corp.	700	20,594
XL Capital Ltd. "A"	800	62,288
		372,534
Real Estate Investment Trusts 0.4%
AMB Property Corp. (REIT)	100	5,328
AvalonBay Communities, Inc. (REIT)	100	10,797
Equity Residential (REIT)	600	23,886
Hospitality Properties Trust (REIT)	100	3,836
Host Hotels & Resorts, Inc. (REIT)	900	19,008
ProLogis (REIT)	500	28,450
Public Storage (REIT)	300	21,027
Simon Property Group, Inc. (REIT)	300	25,959
The Macerich Co. (REIT)	100	7,315
Vornado Realty Trust (REIT)	300	32,109
		177,715
Health Care 3.2%
Biotechnology 0.6%
Genzyme Corp.*	2,000	126,140
Gilead Sciences, Inc.*	3,800	141,474
		267,614
Health Care Equipment & Supplies 0.5%
Advanced Medical Optics, Inc.*	1,500	45,345
Becton, Dickinson & Co.	1,200	91,632
C.R. Bard, Inc.	100	7,847
Dade Behring Holdings, Inc.	500	37,425
Zimmer Holdings, Inc.*	300	23,328
		205,577
Health Care Providers & Services 0.7%
Aetna, Inc.	800	38,456
Coventry Health Care, Inc.*	1,200	66,972
Health Net, Inc.*	700	34,678
Humana, Inc.*	1,300	83,317
Laboratory Corp. of America Holdings*	200	14,770
UnitedHealth Group, Inc.	500	24,215
WellPoint, Inc.*	700	52,584
		314,992
Life Sciences Tools & Services 0.1%
Invitrogen Corp.*	500	35,900
Pharmaceuticals 1.3%
Abbott Laboratories	4,100	207,829
Eli Lilly & Co.	3,500	189,315
Endo Pharmaceuticals Holdings, Inc.*	400	13,604
Johnson & Johnson	1,700	102,850
Merck & Co., Inc.	800	39,720
Sepracor, Inc.*	1,000	28,130
		581,448
Industrials 3.2%
Aerospace & Defense 1.8%
Boeing Co.	2,300	237,889
General Dynamics Corp.	500	39,280
Honeywell International, Inc.	3,200	184,032
Lockheed Martin Corp.	2,100	206,808
Precision Castparts Corp.	300	41,118
Raytheon Co.	1,400	77,504
		786,631
Airlines 0.2%
AMR Corp.*	800	19,744
Continental Airlines, Inc. "B"*	1,700	53,567
US Airways Group, Inc.*	600	18,606
		91,917
Commercial Services & Supplies 0.1%
Dun & Bradstreet Corp.	300	29,328
Equifax, Inc.	200	8,092
The Brink's Co.	300	18,345
		55,765
Industrial Conglomerates 0.4%
General Electric Co.	3,280	127,133
Tyco International Ltd.	600	28,374
		155,507
Machinery 0.5%
AGCO Corp.*	400	15,372
Caterpillar, Inc.	2,200	173,360
PACCAR, Inc.	500	40,910
		229,642
Road & Rail 0.2%
Hertz Global Holdings, Inc.*	600	13,434
Ryder System, Inc.	1,200	65,244
		78,678
Information Technology 3.9%
Communications Equipment 0.0%
Cisco Systems, Inc.*	340	9,829
Computers & Peripherals 1.4%
Hewlett-Packard Co.	4,800	220,944
International Business Machines Corp.	2,500	276,625
Lexmark International, Inc. "A"*	1,300	51,402
NCR Corp.*	500	26,110
Western Digital Corp.*	1,800	38,430
		613,511
Electronic Equipment & Instruments 0.0%
Vishay Intertechnology, Inc.*	1,400	21,714
Internet Software & Services 0.4%
eBay, Inc.*	1,500	48,600
Google, Inc. "A"*	220	112,200
Yahoo!, Inc.*	300	6,975
		167,775
IT Services 0.4%
Accenture Ltd. "A"	1,900	80,047
Computer Sciences Corp.*	1,200	66,816
Convergys Corp.*	1,100	20,955
		167,818
Semiconductors & Semiconductor Equipment 0.8%
Integrated Device Technology, Inc.*	400	6,508
MEMC Electronic Materials, Inc.*	1,400	85,848
National Semiconductor Corp.	3,900	101,361
NVIDIA Corp.*	2,000	91,520
Teradyne, Inc.*	4,200	65,898
		351,135
Software 0.9%
Activision, Inc.*	1,000	17,110
BMC Software, Inc.*	400	11,488
Compuware Corp.*	1,100	10,263
Microsoft Corp.	11,610	336,574
Symantec Corp.*	1,400	26,880
		402,315
Materials 1.1%
Chemicals 0.5%
Albemarle Corp.	1,000	40,230
Celanese Corp. "A"	2,000	75,000
Chemtura Corp.	1,700	17,731
Lubrizol Corp.	100	6,266
Lyondell Chemical Co.	1,900	85,310
		224,537
Containers & Packaging 0.1%
Packaging Corp. of America	900	22,968
Sonoco Products Co.	400	14,668
		37,636
Metals & Mining 0.5%
Cleveland-Cliffs, Inc.	200	13,854
Freeport-McMoRan Copper & Gold, Inc.	1,300	122,174
Nucor Corp.	1,800	90,360
		226,388
Telecommunication Services 1.2%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	1,150	45,034
CenturyTel, Inc.	1,000	45,870
Citizens Communications Co.	4,100	59,163
Embarq Corp.	1,100	67,969
Verizon Communications, Inc.	5,800	247,196
Windstream Corp.	1,700	23,392
		488,624
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	100	6,640
United States Cellular Corp.*	100	9,700
		16,340
Utilities 0.8%
Electric Utilities 0.5%
Exelon Corp.	1,110	77,866
Southern Co.	4,200	141,288
		219,154
Multi-Utilities 0.3%
CenterPoint Energy, Inc.	700	11,536
PG&E Corp.	300	12,843
Sempra Energy	1,900	100,168
		124,547
Total Common Stocks (Cost $10,944,765)		11,133,724
	Principal Amount ($)	Value ($)

Government & Agency Obligation 74.7%
US Treasury Obligation
US Treasury STRIPS, 4.49%**, 11/15/2010 (Cost $31,053,645)	38,115,000	32,925,528
	Shares	Value ($)

Cash Equivalents 0.3%
Cash Management QP Trust, 5.35% (a) (Cost $115,140)	115,140	115,140
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $42,113,550)+	100.3	44,174,392
Other Assets and Liabilities, Net	(0.3)	(114,513)
Net Assets	100.0	44,059,879
* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $42,176,966. At July 31, 2007, net unrealized appreciation for all securities based on tax cost was $1,997,426. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,643,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $645,867.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments: Investments in securities, at value (cost $41,998,410)	$ 44,059,252
Investment in Cash Management QP Trust (cost $115,140)	115,140
Total investments, at value (cost $42,113,550)	44,174,392
Foreign currency, at value (cost $435)	480
Dividends receivable	9,233
Interest receivable	957
Other assets	7,076
Total assets	44,192,138
Liabilities
Payable for Fund shares redeemed	28,012
Accrued management fee	18,621
Other accrued expenses and payables	85,626
Total liabilities	132,259
Net assets, at value	$ 44,059,879
Net Assets Consist of
Undistributed net investment income	1,750,623
Net unrealized appreciation (depreciation) on: Investments	2,060,842
Foreign currency	45
Accumulated net realized gain (loss)	1,402,985
Paid-in capital	38,845,384
Net assets, at value	$ 44,059,879
Net Asset Value
Net Asset Value and redemption price per share ($44,059,879 ÷ 4,963,996 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,135)	$ 212,694
Interest	2,045,659
Interest — Cash Management QP Trust	5,939
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,194
Other income*	23,587
Total Income	2,293,073
Expenses: Management fee	237,408
Services to shareholders	69,205
Custodian fee	16,190
Distribution service fee	115,748
Auditing	37,133
Legal	8,909
Trustees' fees and expenses	12,988
Reports to shareholders	20,892
Registration fees	18,246
Other	6,463
Total expenses before expense reductions	543,182
Expense reductions	(2,743)
Total expenses after expense reductions	540,439
Net investment income (loss)	1,752,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,768,614
Written options	529
2,769,143
Change in net unrealized appreciation (depreciation) on: Investments	(1,363,983)
Foreign currency	45
(1,363,938)
Net gain (loss)	1,405,205
Net increase (decrease) in net assets resulting from operations	$ 3,157,839
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2007	2006
Operations: Net investment income (loss)	$ 1,752,634	$ 1,970,960
Net realized gain (loss)	2,769,143	1,929,492
Change in net unrealized appreciation (depreciation)	(1,363,938)	(3,747,841)
Net increase (decrease) in net assets resulting from operations	3,157,839	152,611
Distributions to shareholders from: Net investment income	(1,139,335)	(2,956,517)
Net realized gains	(2,838,779)	(1,240,630)
Fund share transactions: Reinvestment of distributions	3,767,279	4,066,275
Cost of shares redeemed	(8,691,168)	(9,170,971)
Net increase (decrease) in net assets from Fund share transactions	(4,923,889)	(5,104,696)
Increase (decrease) in net assets	(5,744,164)	(9,149,232)
Net assets at beginning of period	49,804,043	58,953,275
Net assets at end of period (including undistributed net investment income of $1,750,623 and $1,137,324, respectively)	$ 44,059,879	$ 49,804,043
Other Information
Shares outstanding at beginning of period	5,501,703	6,047,402
Shares issued to shareholders in reinvestment of distributions	431,533	446,352
Shares redeemed	(969,240)	(992,051)
Net increase (decrease) in Fund shares	(537,707)	(545,699)
Shares outstanding at end of period	4,963,996	5,501,703

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 9.75	$ 9.52	$ 9.35	$ 9.10
Income (loss) from investment operations: Net investment income (loss)[a]	.33[d]	.34	.35	.32	.32
Net realized and unrealized gain (loss)	.27	(.31)	.23	.18	.26
Total from investment operations	.60	.03	.58	.50	.58
Less distributions from: Net investment income	(.22)	(.51)	(.35)	(.33)	(.33)
Net realized gains	(.55)	(.22)	—	—	—
Total distributions	(.77)	(.73)	(.35)	(.33)	(.33)
Net asset value, end of period	$ 8.88	$ 9.05	$ 9.75	$ 9.52	$ 9.35
Total Return (%)[b]	6.77[c,d]	.23[c]	6.14	5.39	6.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	50	59	63	67
Ratio of expenses before expense reductions (%)	1.14	1.12	1.03	1.03	.96
Ratio of expenses after expense reductions (%)	1.14	1.11	1.03	1.03	.96
Ratio of net investment income (loss) (%)	3.69[d]	3.61	3.58	3.35	3.38
Portfolio turnover rate (%)	68	27	22	7	9
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.06% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Target 2010 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,674,431
Undistributed net long-term capital gains	$ 544,041
Unrealized appreciation (depreciation) on investments	$ 1,997,426

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2007	2006
Distributions from ordinary income*	$ 1,451,601	$ 3,031,497
Distributions from long-term capital gains	$ 2,526,513	$ 1,165,650
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $32,314,216 and $35,227,210, respectively. Purchases and sales of US Treasury obligations aggregated $42,089 and $6,323,070, respectively.

For the year ended July 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	59	3,396
Options exercised	(44)	(2,711)
Options closed	(15)	(685)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $50,350, of which $11,896 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2007, the Service Fee was $115,748, of which $10,235 is unpaid. Accordingly, for the year ended July 31, 2007, the Service Fee was equivalent to an annualized effective rate of 0.24% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,310, of which $6,387 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended July 31, 2007, the Advisor agreed to reimburse the Fund $1,359, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the Fund's custodian fees were reduced by $68 and $1,316, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $23,587 from the Advisor for its settlement portion, which is equivalent to $0.004 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Target 2010 Fund:

We have audited the accompanying statement of assets and liabilities of DWS Target 2010 Fund (the "Fund"), one of a series of DWS Target Fund (the "Trust"), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Target 2010 Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 14, 2007

Tax Information (Unaudited)

The Fund paid distributions of $0.50 per share from net long-term capital gains during its year ended July 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,936,000 as capital gain dividends for its year ended July 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 16% of the income dividends paid during the Fund's fiscal year ended July 31, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $236,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone, and the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFAX
CUSIP Number	23337N 303
Fund Number	50

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2007, DWS Target 2010 Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TARGET 2010 FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$32,428	$0	$4,422	$0
2006	$30,924	$0	$4,179	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$262,000	$466,614	$0
2006	$170,000	$325,304	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$4,422	$466,614	$1,319,326	$1,790,362
2006	$4,179	$325,304	$518,300	$847,783

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2010 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2010 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 1, 2007